UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934
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SMART SERVER, INC.
(Name of Registrant as Specified In Its Charter)
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SMART SERVER, INC.
4521 Sharon Road
Suite 370
Charlotte, North Carolina 28211
(980) 297-2000

Notice of Action by Written Consent of Stockholders to be Effective January __, 2017
Dear Stockholder:
Smart Server, Inc., a Nevada corporation (the "Company"), hereby notifies its stockholders of record on January 9, 2017 that stockholders holding 6,375,000 shares of the Company's common stock representing approximately 99.6% of the total voting power of the Company’s issued and outstanding common stock (the "Majority Stockholders") have approved, by written consent in lieu of a special meeting dated January 9, 2017, the following actions:
1.           An amendment (the "Amendment") to the Company's Articles of Incorporation (the "Certificate of Amendment") to:
a.
change the Company's corporate name to RumbleON, Inc. from Smart Server, Inc; and
b.
create a new class of common stock of the Company, par value $0.001 per share (the "Common Stock"), namely 1,000,000 shares of Class A Common Stock (voting Common Stock with 10 votes per share) and deem all other shares of Common Stock of the Company as Class B Common Stock (voting Common Stock with one vote per share).

2.
The issuance (the "Issuance") to (i) Marshall Chesrown, the Company's Chief Executive Officer and Chairman, of 875,000 shares of the Company's newly-authorized Class A Common Stock in exchange for an equal number of shares of Class B Common Stock held by Mr. Chesrown and (ii) Berrard Holdings Limited Partnership ("BHLP"), a limited partnership controlled by Steven R. Berrard, Chief Financial Officer, Secretary and a director of the Company, of 125,000 shares of the Company's newly-authorized Class A Common Stock in exchange for an equal number of shares of Class B Common Stock held by BHLP.
A copy of the Certificate of Amendment effecting the Amendment, in substantially the form to be filed with the Secretary of State of Nevada, is attached to this Information Statement as Exhibit “A.”
This Information Statement is first being mailed to our stockholders of record as of the close of business on January 9, 2017 on or about January __, 2017. The action contemplated herein will not be effective until _________, 2017, a date which is at least 20 calendar days after the date on which this Information Statement is first mailed to our stockholders of record. You are urged to read the Information Statement in its entirety for a description of the action taken by the Majority Stockholders of the Company.
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
As of January 9, 2017, pursuant to Nevada Revised Statutes ("NRS") 78.315, the Board of Directors of the Company unanimously approved the Amendment and the Issuance, subject to stockholder approval. According to NRS 78.390, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company’s Articles of Incorporation. The Majority Stockholders approved the Amendment and the Issuance by written consent in lieu of a meeting on January 9, 2017 in accordance with the NRS. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendment.

____________________________________________
Marshall Chesrown
Chairman and Chief Executive Officer
January ___, 2017

SMART SERVER, INC.
4521 Sharon Road
Suite 370
Charlotte, North Carolina 28211
(980) 297-2000

INFORMATION STATEMENT
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
General Information
This Information Statement has been filed with the U. S. Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Smart Server, Inc., a Nevada corporation (the “Company”), as of January 9, 2017 to notify such Stockholders of the following:
On January 9, 2017, the Company received written consents from Stockholders holding 6,375,000 shares of the Company's Common Stock representing approximately 99.6% of the total voting power of the Company’s issued and outstanding Common Stock (the "Majority Stockholders") (1) approving an amendment (the "Amendment") to the Company's Articles of Incorporation (the "Certificate of Amendment") to (a) change its corporate name to RumbleON, Inc. from Smart Server, Inc. and (b) create a new class of Common Stock of the Company, namely 1,000,000 shares of Class A Common Stock (voting Common Stock with 10 votes per share) and deem all other shares of Common Stock of the Company as Class B Common Stock (voting Common Stock with one vote per share); and (2) approving the issuance (the "Issuance") to (i) Marshall Chesrown, the Company's Chief Executive Officer and Chairman, of 875,000 shares of the Company's newly-authorized Class A Common Stock in exchange for an equal number of shares of Class B Common Stock held by Mr. Chesrown and (ii) Berrard Holdings Limited Partnership ("BHLP"), a limited partnership controlled by Steven R. Berrard, Chief Financial Officer, Secretary and a director of the Company, of 125,000 shares of the Company's newly-authorized Class A Common Stock in exchange for an equal number of shares of Class B Common Stock held by BHLP.
As of January 9, 2017, pursuant to Nevada Revised Statutes ("NRS") 78.315, the Board of Directors of the Company (the "Board") unanimously approved the Amendment and the Issuance, subject to stockholder approval. The elimination of the need for a special meeting of the Stockholders to approve the Amendment and Issuance is authorized by Section 78.320 of the NRS. This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to Section 78.390 of the NRS, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment and the Issuance in order to accomplish the purposes of the Company, the Board voted to utilize the written consent of the Majority Stockholders. The Majority Stockholders approved the Amendment and the Issuance by written consent in lieu of a meeting on January 9, 2017 in accordance with the NRS. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendment and the Issuance.
Dissenters' Right of Appraisal
There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.
Voting Securities
As of the record date of this Information Statement, the Company had authorized 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). Percentage of total voting power represents voting power with respect to 6,400,000 shares of our Common Stock issued and outstanding on at January 9, 2017 (the “Record Date”). The Company has no shares of Preferred Stock issued and outstanding. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held on all matters submitted to a vote of Stockholders. Approval of the Amendment and the Issuance requires the affirmative consent of a majority of the total voting power of the Company’s Common Stock issued and outstanding on the Record Date. The quorum necessary to conduct business of the Stockholders consists of a majority of the total voting power of the Company’s Common Stock issued and outstanding as of the Record Date.
The holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders. The Majority Stockholders have the power to vote all of their shares of our capital stock, which voting power exceeds the majority of the issued and outstanding voting power of the Company’s Common Stock on the Record Date. The Majority Stockholders have consented to the proposed actions set forth herein and had and have the power to pass the proposed corporate actions without the concurrence of any of our other Stockholders.
The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ACTIONS BY BOARD OF DIRECTORS AND MAJORITY STOCKHOLDERS
Approval of Certificate of Amendment
General
The Board unanimously adopted and approved and the Majority Stockholders, representing approximately 99.6% of the voting power of our outstanding capital stock, adopted and approved the Certificate of Amendment to:
1.
Change the Company's corporate name to RumbleON, Inc. from Smart Server, Inc; and
2.
Create a new class of Common Stock, namely 1,000,000 shares of Class A Common Stock (voting Common Stock with 10 votes per share) and deem all other shares of Common Stock of the Company as Class B Common Stock (voting Common Stock with one vote per share).

Corporate Name Change
The Board and the Majority Stockholders approved a corporate name change to “RumbleON, Inc.” from “Smart Server, Inc.” Management believes that changing our name to RumbleON, Inc. will give the Company an improved identity.
In connection with the expected name change of the Company to RumbleON, Inc., the Company began trading under the new symbol "RMBL" at the open of trading on Tuesday, January 10, 2017.
The Company's Certificate of Amendment shall be filed with the Nevada Secretary of State so that Article I of the Certificate of Incorporation shall be as follows:
"Article I - NAME
The exact name of this corporation is: RumbleON, Inc."
The Board of Directors of the Company believes that the Stockholders of the Company will benefit from the corporate name, which will give the Company an improved identity, however, we can provide no assurance the corporate name change will have any effect on the Company, its business, or operations.
Class A and Class B Common Stock
The Company currently has authorized 100,000,000 shares of Common Stock, $0.001 par value (the "Authorized Common Stock"), including 6,400,000 issued and outstanding shares of Common Stock as of January 9, 2017 (the “Outstanding Common Stock”). Pursuant to the Certificate of Amendment, the Company will designate 1,000,000 shares of Authorized Common Stock as Class A Common Stock (the "Class A Common Stock"), which Class A Common Stock will rank pari passu with all of the rights and privileges of the Common Stock, except that holders of the Class A Common Stock will be entitled to ten votes per share of Class A Common Stock issued and outstanding, and (ii) all other shares of Common Stock, including all shares of Outstanding Common Stock shall be deemed Class B Common Stock (the "Class B Common Stock"), which Class B Common Stock will be identical to the Class A Common Stock in all respects, except that holders of the Class B Common Stock will be entitled to one vote per share of Class B Common Stock issued and outstanding.
The Board and the Majority Stockholders approved the Certificate of Amendment to create the Class A Common Stock and deem all other shares of Common Stock as Class B Common Stock.
The Company's Certificate of Amendment shall be filed with the Nevada Secretary of State so that Article VI of the Certificate of Incorporation shall be as follows:
"Article VI – CAPITAL STOCK
Section 1. Authorized Shares. The total number of shares which this corporation is authorized to issue is 100,000,000 shares of Common Stock, of which 1,000,000 shares shall be Class A Common Stock, par value $0.001 per share, and 99,000,000 shares shall be Class B Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share.

Section 2. Voting Rights of Stockholders. Each holder of the Class A Common Stock shall be entitled to ten votes for each share of Class A Common Stock standing in his name on the books of the corporation. Each holder of the Class B Common Stock shall be entitled to one vote for each share of Class B Common Stock standing in his name on the books of the corporation.
Section 3. Consideration for Shares. The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable. The Articles shall not be amended in this particular.
Section 4. Stock Rights and Options. The corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights. In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.
Section 5. Restrictive Covenants. So long as any shares of the Class A Common Stock are outstanding, the corporation shall not take any of the following actions without first obtaining the affirmative written consent of Class A Common Stock holding at least a majority of outstanding shares of the Class A Common Stock:
(a) authorize or issue additional shares of the Class A Common Stock; or
(b) amend, alter or repeal any provisions of the Articles of Incorporation or the Bylaws of the corporation in a manner that adversely affects the powers, preferences or rights of the Class A Common Stock."
The text of the form of Certificate of Amendment, which will be filed with the Nevada Secretary of State is included as Exhibit A to this Information Statement. The text of the form of Certificate of Amendment is, however, subject to amendment to reflect any changes that may be required by the Nevada Secretary of State or that the Board may determine to be necessary or advisable ultimately to comply with applicable law and to effectuate the Certificate of Amendment.
The laws of Nevada require that, in order for us to file the Certificate of Amendment, the amendments to our Articles of Incorporation must be approved by the affirmative vote of the holders of a majority of our outstanding shares. The Certificate of Amendment was approved on January 9, 2017 by the Board, subject to Stockholder approval, and the Written Consent of our Majority Stockholders was executed on January 9, 2017.
We anticipate that the Certificate of Amendment will be filed in Nevada as soon as possible but in no event sooner than 20 days following the date that this Information Statement is first mailed to our Stockholders. The Board reserves the right to delay filing the Amendment for up to 12 months following the date of the Written Consent. In addition, the Board reserves the right, notwithstanding Stockholder approval and without further action by the Stockholders, to determine not to proceed with filing of the Certificate of Amendment, or any one or more of its components, if, at any time prior to filing the Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its Stockholders to do so.
Approval of Issuance of Class A Common Stock
On January 9, 2017, the Company's Board and Majority Stockholders approved the issuance (the "Issuance") to (i) Marshall Chesrown, the Company's Chief Executive Officer and Chairman, of 875,000 shares of Class A Common Stock in exchange for an equal number of shares of Class B Common Stock held by Mr. Chesrown, and (ii) BHLP, a limited partnership controlled by Steven R. Berrard, Chief Financial Officer, Secretary and a director of the Company, of 125,000 shares of Class A Common Stock in exchange for an equal number of shares of Class B Common Stock held by BHLP, to be effective at the time the Certificate of Amendment is filed with the Secretary of State of Nevada (the "Effective Time").
Reasons for the Amendment and the Issuance
The Majority Stockholders consented to the Amendment and the Issuance, because the Amendment provides the Company flexibility for future share issuances without materially diluting the voting power of the Company's current majority Stockholders, Messrs. Chesrown and Berrard. As a practical matter, the Amendment and the Issuance will permit Mr. Chesrown and Mr. Berrard to retain significant voting power even if the Company issues additional shares of Class B Common Stock. Accordingly, the Amendment and the Issuance are expected to reduce the risk of disruption in the continuity of the Company's management and its business strategy that might otherwise result if the Company issued a substantial number of additional shares of Class B Common Stock.

Furthermore, the Issuance of Class A Common Stock to Mr. Chesrown and BHLP may act as an effective deterrent or bar to future takeover attempts not sanctioned by management or the holders of a majority of the Common Stock, although neither the Amendment nor the Issuance was approved in reaction to any such takeover attempt known to management.
As of the Record Date, Mr. Chesrown and Mr. Berrard beneficially own in the aggregate approximately 71.5% of the Company's outstanding Common Stock. Upon the Issuance to each of Mr. Chesrown and BHLP, Mr. Chesrown and Mr. Berrard will have voting power representing approximately 88.1% of the Company's outstanding Common Stock. Mr. Chesrown and Mr. Berrard are therefore able to substantially influence the election of members of the Company's Board and the control of the business, policies and affairs of the Company. The voting power of Mr. Chesrown and Mr. Berrard may discourage certain types of transactions involving an actual or potential change in control of the Company, including transactions in which the holders of Common Stock might receive a premium for such shares over prevailing market prices. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS" below.
Appraisal Rights
Under Nevada law there are no appraisal rights available to our stockholders in connection with the Certificate of Amendment or the Issuance.
Vote Required
Pursuant to the NRS, the approval of the Certificate of Amendment and the Issuance require the approval of a majority of our outstanding voting capital stock. As discussed above, the Majority Stockholders have approved the Certificate of Amendment and the Issuance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS
The following table sets forth information with respect to the beneficial ownership of shares of the Company's Common Stock by the Company's directors, named executive officers, all Company directors and executive officers as a group and beneficial owners of more than 5% of the Company's Common Stock as of the Record Date, and as of the Effective Time. For purposes of this Information Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and means generally the power to vote or dispose of securities, regardless of any economic interest therein, and generally include shares of Common Stock subject to options or issuable upon conversion of convertible securities. Such shares are deemed outstanding for computing the percentage of the person holding such options or securities, but are not deemed outstanding for computing the percentage of any other person. An asterisk denotes beneficial ownership of less than 1%. The address of each of the following is c/o Smart Server, Inc., 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211.
	As of the Record Date		As of the Effective Time
Name of Beneficial Owner	No. of Shares of Common Stock Owned	Percentage of Ownership(1)	No. of Shares of Class A Common Stock Owned	Percentage of Class A Ownership(2)	No. of Shares of Class B Common Stock Owned	Percentage of Class B Ownership(3)
Marshall Chesrown(4)	2,412,500	37.7%	875,000	87.5%	1,537,500	28.5%
Steven R. Berrard(5)	2,433,458(6)	36.5%	125,000	12.5%	2,308,458(7)	40.7%
Kevin Westfall	-	*	-	*	-	*
Denmar Dixon(8)	316,667	4.9%	-	-	316,667	5.9%
Mitch Pierce	-	*	-	*	-	*
All Directors and Executive Officers as a Group (5 persons)(9)	5,162,625	77.4%	1,000,000	100.0%	4,162,625	73.4%
__________________________
*
Less than one percent.
(1)
Based on 6,400,000 shares of Common Stock issued and outstanding as of January 9, 2017, and additional shares deemed to be outstanding as to a particular person, in accordance with applicable rules of the SEC.
(2)
Based on 1,000,000 shares of Class A Common Stock issued and outstanding as of the Effective Time, and additional shares deemed to be outstanding as to a particular person, in accordance with applicable rules of the SEC. As of the Effective Time, the holders of the Class A Common Stock will have voting power representing 88.4% of the Company's outstanding Common Stock on a fully diluted basis.
(3)
Based on 5,400,000 shares of Class B Common Stock issued and outstanding as of the Effective Time, and additional shares deemed to be outstanding as to a particular person, in accordance with applicable rules of the SEC.
(4)
As of the Effective Time, Mr. Chesrown will have voting power representing approximately 66.8% of the Company's outstanding Common Stock on a fully diluted basis.
(5)
Shares are owned directly through Berrard Holdings Limited Partnership ("BHLP"), a limited partnership controlled by Steven R. Berrard. Mr. Berrard has the sole power to vote and the sole power to dispose of each of the shares of Common Stock which he may be deemed to beneficially own. As of the Effective Time, Mr. Berrard will have voting power representing approximately 22.7% of the Company's outstanding Common Stock on a fully diluted basis.
(6)
Includes 270,958 shares of Common Stock issuable upon conversion of a promissory note held by BHLP as of the Record Date.
(7)
Includes 270,958 shares of Class B Common Stock issuable upon conversion of a promissory note held by BHLP as of the Effective Time.
(8)
Shares are owned directly through Blue Flame Capital, LLC, an entity controlled by Mr. Dixon. Mr. Dixon has the sole power to vote and the sole power to dispose of each of the shares of Common Stock which he may be deemed to beneficially own. As of the Effective Time, Mr. Dixon will have voting power representing approximately 2.1% of the Company's outstanding Common Stock on a fully diluted basis.
(9)
As of the Effective Time, all directors and executive officers as a group will have voting power representing approximately 90.4% of the Company's outstanding Common Stock on a fully diluted basis.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
As noted above, as of the Record Date, Mr. Chesrown and Mr. Berrard beneficially own in the aggregate approximately 71.5% of the Company's outstanding Common Stock. Upon the Issuance to each of Mr. Chesrown and BHLP, Mr. Chesrown and Mr. Berrard will have voting power representing approximately 88.1% of the Company's outstanding Common Stock and will be able to exert control over the Company’s management and the business affairs and other matters requiring stockholder approval.
HOUSEHOLDING
Regulations regarding the delivery of copies of information statements to Stockholders permit us, banks, brokerage firms and other nominees to send one information statement to multiple Stockholders who share the same address under certain circumstances. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a Stockholder wishes to revoke a “householding” consent previously provided to a bank, broker or other nominee, the Stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a Stockholder wishes to receive a separate information statement, we will promptly deliver a separate copy to such Stockholder that contacts us by mail at Smart Server, Inc., 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211 or by telephone at (980) 297-2000. Any Stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact Investor Relations by mail or telephone as instructed above. Any Stockholders sharing an address whose shares of Common Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION
We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.
We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended November 30, 2015, including the financial statements and financial statement schedule information included therein, as filed with the SEC. You are encouraged to review the Annual Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Smart Server, Inc., 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211, (980) 297-2000.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information we incorporate by reference is an important part of this information statement, and later information that we file with the SEC will automatically update and supersede some of this information. The documents we incorporate by reference are:
●
Annual Report on Form 10-K for the year ended November 30, 2015, filed with the SEC on March 14, 2016;
●
Quarterly Reports on Form 10-Q for the period ended February 29, 2016, filed with the SEC on April 19, as amended on Form 10-Q/A, filed with the SEC on April 20, 2016, for the period ended May 31, 2016, filed with the SEC on July 5, 2016, and for the period ended August 31, 2016, filed with the SEC on October 17, 2016;
●
Current Reports on Form 8-K, filed with the SEC on July 19, 2016, July 25, 2016, October 28, 2016, December 2, 2016, December 21, 2016 and January 9, 2017; and
●
Description of common stock contained in the Company's Registration Statement on Form S-1 (File No. 333-193523) deemed effective by the SEC on March 26, 2014.

We will provide to each person, including any beneficial owner, to whom an information statement is delivered, a copy of any or all of the reports or documents that have been incorporated by reference into this information statement but not delivered with this information statement. We will provide these reports upon written or oral request at no cost to the requester. Please direct your request, either in writing or by telephone, to Smart Server, Inc., 4521 Sharon Road, Suite 370, Charlotte, North Carolina 28211, telephone number (980) 297-2000. We maintain a website at http://www.rumbleON.com. You may access our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not incorporated by reference in, and is not part of, this information statement.

Smart Server, Inc.

By Order of the Board of Directors

Date: _______________, 2017	By:
Marshall Chesrown
Chairman and Chief Executive Officer

Exhibit A

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Smart Server, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

See Exhibit "A" attached hereto.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Reset

 A-1

Exhibit A
Form of Certificate of Amendment
1.
The Articles of Incorporation of the corporation is hereby amended by deleting Article I thereof and inserting in lieu of said Article the following new Article I:
"Article I - NAME
The exact name of this corporation is: RumbleON, Inc."
2.
The Articles of Incorporation of the corporation is hereby amended by deleting Article VI thereof and inserting in lieu of said Article the following new Article VI:
"Article VI – CAPITAL STOCK
Section 1. Authorized Shares. The total number of shares which this corporation is authorized to issue is 100,000,000 shares of Common Stock, of which 1,000,000 shares shall be Class A Common Stock, par value $0.001 per share, and 99,000,000 shares shall be Class B Common Stock, par value $0.001 per share, and 10,000,000 shares of Preferred Stock, par value $0.001 per share.
Section 2. Voting Rights of Stockholders. Each holder of the Class A Common Stock shall be entitled to ten votes for each share of Class A Common Stock standing in his name on the books of the corporation. Each holder of the Class B Common Stock shall be entitled to one vote for each share of Class B Common Stock standing in his name on the books of the corporation.
Section 3. Consideration for Shares. The Common Stock shall be issued for such consideration, as shall be fixed from time to time by the Board of Directors. In the absence of fraud, the judgment of the Directors as to the value of any property or services received in full or partial payment for shares shall be conclusive. When shares are issued upon payment of the consideration fixed by the Board of Directors, such shares shall be taken to be fully paid stock and shall be non-assessable. The Articles shall not be amended in this particular.
Section 4. Stock Rights and Options. The corporation shall have the power to create and issue rights, warrants, or options entitling the holders thereof to purchase from the corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such times and prices as the Board of Directors may provide, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights. In the absence of fraud, the judgment of the Directors as to the adequacy of consideration for the issuance of such rights or options and the sufficiency thereof shall be conclusive.
Section 5. Restrictive Covenants. So long as any shares of the Class A Common Stock are outstanding, the corporation shall not take any of the following actions without first obtaining the affirmative written consent of Class A Common Stock holding at least a majority of outstanding shares of the Class A Common Stock:
(a)           authorize or issue additional shares of the Class A Common Stock; or
(b)           amend, alter or repeal any provisions of the Articles of Incorporation or the Bylaws of the corporation in a manner that adversely affects the powers, preferences or rights of the Class A Common Stock."

A-2